UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

EVOME MEDICAL TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

49 Natcon Dr
 Shirley, New York, United States 11967
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 760-6826

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On February 14, 2024, the Board appointed Wayne Anderson and Bill Garbarini to the Board of Directors of Evome Medical Technologies Inc. (the "Company"), to serve as directors on the Board until the Company's next annual meeting of shareholders and until their respective successors are duly elected and qualified.

Mr. Anderson was the President and CEO of Ferring Pharmaceuticals USA from 1997 to 2010.  Mr. Garbarini has been Chief Executive Officer of Conceivable Life Sciences, a venture backed in-vitro fertilization company since January 2023, and was a Ferring Pharmaceuticals USA executive from 2001 to 2015.  Mr. Anderson  and Mr. Garbarini will serve on the Audit Committee of the Board, along with Ken Kashkin.  With the appointment of the new directors, the total number of directors on the Board will be five.

There are no understandings or arrangements between Mr. Anderson, Mr. Garbarini or any other person and the Company or any of its subsidiaries pursuant to which either Mr. Anderson or Mr. Garbarini was selected to serve as a director of the Company. There are also no transactions involving either Mr. Anderson or Mr. Garbarini that would warrant disclosure pursuant to Item 404 of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On February 15, 2024, the Company issued a press release announcing, among other things, the appointment of Mr. Anderson and Mr. Garbarini to the Board of Directors. A copy of such press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.  This information is furnished pursuant to Item 7.01 "Regulation FD Disclosure," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Evome Medical Technologies Inc. dated February 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EVOME MEDICAL TECHNOLOGIES INC.

Date: February 15, 2024	By:	/s/ Michael Seckler
Name: Michael Seckler
Title: Chief Executive Officer